SEQUOIA FUND, INC.

Supplement dated October 28, 2024

to the Prospectus dated May 1, 2024

D. Chase Sheridan has announced his intention to step down as a co-portfolio manager of the Fund, as a member of the Investment Committee of Ruane Cunniff L.P., the Fund’s investment adviser (the “Adviser”), and as a member of the Management Committee of RCG-GP LLC, effective October 28, 2024, due to health reasons. Mr. Sheridan will remain with the Adviser as an analyst. John B. Harris, Arman Gokgol-Kline and Trevor Magyar will remain co-portfolio managers of the Fund.

Accordingly, the following changes are made to the Prospectus, effective October 28, 2024:

The section “Sequoia Fund, Inc. – Portfolio Managers” on page 4 of the Prospectus is deleted in its entirety and replaced with the following disclosure:

Portfolio Managers

The following persons serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Employee	Title	Length of Service with the Fund
John B. Harris	President and Chief Executive Officer of the Fund; Managing Director of the Adviser; Management Committee member of RCG-GP LLC (the Adviser’s general partner)	Since May 2016
Arman Gokgol-Kline	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016
Trevor Magyar	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016

The section “Management of the Fund – Portfolio Managers and Investment Committee” on page 5 of the Prospectus is deleted in its entirety and replaced with the following disclosure:

Portfolio Managers and Investment Committee

John B. Harris, Arman Gokgol-Kline and Trevor Magyar, the co-portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the “Committee”). The Committee, which reflects the team approach used by the Adviser, is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Greg Alexander, who is a non-voting member of the Committee. The Committee meets regularly to discuss investment parameters for the Fund. The following table lists the co-portfolio managers and each person’s principal occupation during the past five years:

Employee	Principal Occupation During the Past Five (5) Years
John B. Harris*	President and Chief Executive Officer of the Fund; Managing Director of the Adviser; Management Committee member of RCG-GP LLC (the Adviser’s general partner); Management Committee member of the Adviser’s parent; analyst of the Adviser since prior to 2019.
Arman Gokgol-Kline	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser in a substantially similar capacity to his current analyst position since prior to 2019.
Trevor R. Magyar	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser in a substantially similar capacity to his current analyst position since prior to 2019.

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*	Chair of the Investment Committee. Mr. Harris may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Harris has been authorized by the Committee to limit the value of the Fund’s investment in any security from exceeding 20% of the Fund’s net assets.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the compensation of the co-portfolio managers, other accounts managed by such persons, and such persons’ ownership of the Fund’s securities.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE.